UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 8, 2007
(January 1, 2007)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

In 2005, the New Mexico Public Regulation Commission (“NMPRC”) approved a stipulation in connection with the acquisition of TNP Enterprises, Inc. (“TNP”) by PNM Resources, Inc. (“PNMR”), which called for the integration of the New Mexico jurisdictional assets of TNP utility subsidiary Texas-New Mexico Power Company (“TNMP”) into PNMR’s utility subsidiary Public Service Company of New Mexico (“PNM”) effective January 1, 2007.  PNMR, PNM, TNMP and TNP filed an application with the Federal Energy Regulatory Commission (“FERC”) in 2006, requesting necessary approvals under the Federal Power Act for the transfer of TNMP's New Mexico and Arizona assets to PNM effective January 1, 2007.  The FERC issued its order on October 20, 2006 approving the application as filed. The purpose of this filing is to report the completion on January 1, 2007 of the integration of those TNMP assets into PNM.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

Please refer to the discussion in Item 8.01 below, which is incorporated herein by reference. The integration of assets described herein involved the transfer of assets from one of PNMR’s wholly-owned subsidiaries, TNMP, to another of PNMR’s wholly-owned subsidiaries, PNM.

ITEM 8.01 Other Events

In 2005, the NMPRC approved a stipulation in connection with the acquisition of TNP by PNMR, which called for the integration of TNMP's New Mexico jurisdictional assets into PNM effective January 1, 2007.  On August 8, 2006, PNMR, PNM, TNMP and TNP filed an application with FERC requesting necessary approvals under the Federal Power Act for the transfer of TNMP's New Mexico and Arizona assets to PNM effective January 1, 2007.  In accordance with conditions imposed by FERC on the earlier issuance of debt by TNMP, the applicants committed that an appropriate proportion of debt issued under those FERC conditions would be retired with cash contributed by PNMR.  The application stated that the retired TNMP debt would be equal to, at a minimum, the ratio of TNMP New Mexico and Arizona property additions to Texas property additions funded by such debt.  The applicants also committed that TNMP debt would be retired to the extent necessary or advisable to maintain a TNMP equity to debt capitalization ratio in excess of 30%, to maintain any required interest coverage ratios, and to maintain TNMP's credit rating. The FERC issued its order on October 20, 2006 approving the application as filed.

The integration of the TNMP assets into PNM occurred at 12:01 AM, Mountain Standard Time, on January 1, 2007. The integration took place through a series of intercompany transactions, including a capital contribution of the net assets from PNMR to PNM to complete the transfer. The retirement of TNMP debt has not yet occurred.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: January 8, 2007	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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